Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	October 22, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	October 22, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

		BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
		GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH		$ 11,864	$ -	$ 280	$ 18	$ 2,604	$ -	$ 14,766	$ 9,260	$ (68,811)

RECEIPTS
CASH SALES		-						-	-	83,387
CREDIT CARD RECEIVABLES		-						-	-	20,495
LOANS AND ADVANCES		-						-	-	-
SALE OF ASSETS	[3]	500						500	-	114,882
OTHER RECEIPTS	[4]	399						399	-	64,831
TRANSFERS (FROM DIP ACCTS)		195			(5)	(190)		-	-	-

TOTAL RECEIPTS		$ 1,094	$ -	$ -	$ (5)	$ (190)	$ -	$ 899	$ -	$283,595

DISBURSEMENTS
ADVERTISING		-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)		-						-	-	53,228
RENT		96						96	15	13,627
PAYROLL, PAYROLL TAXES, AND BENEFITS		275						275	47	48,263
UTILITIES		72						72	-	4,594
INSURANCE		55						55	-	790
SALES AND OTHER TAXES		40			13			53	-	32,575
GENERAL OPERATING		143						143	-	8,396
FINLAY LICENSE		-						-	-	11,814
FINANCING EXPENSES		-						-	-	3,524
PROFESSIONAL FEES		217				812		1,029	248	11,046
OTHER		-						-	2,705	7,636
TOTAL DISBURSEMENTS		$ 898	$ -	$ -	$ 13	$ 812	$ -	$ 1,723	$ 3,015	$198,716

DRAW ON LC		-						-	-	4,648
ADJUSTMENTS		-						-	-	2,522
NET CASH FLOW		$ 196	$ -	$ -	$ (18)	$ (1,002)	$ -	$ (824)	$ (3,015)	$ 82,753
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH		$ 12,060	$ -	$ 280	$ -	$ 1,602	$ -	$ 13,942	$ 6,245	$ 13,942

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of October 3, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period August 3, 2009 - August 31, 2009. The projection does not include activity in the other general operating, Alaska, prof fees, utilities, and sales tax accounts.

[3] Includes the non-refundable deposit for the sale of the Eureka property.

[4] Primarily includes a health insurance COBRA reimbursement from the US Treasury, release of a credit card holdback, and distributions from a partnership.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					AMOUNT	TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	ACCRUED [1]	AND UNPAID
O'Melveny & Meyers	8/30/09 to 10/3/09					2,863,019	83,163	3,988,000	1,041,818
FTI Consulting	8/30/09 to 10/3/09	8/31/2009, 9/8/2009	665,278	632,359	32,919	2,161,339	122,587	3,426,000	1,142,074
Richards, Layton & Finger	8/30/09 to 10/3/09	9/25/2009	25,787	24,546	1,241	293,097	33,860	351,000	24,043
Kurtzman Carson Consultants	8/30/09 to 10/3/09	n/a	n/a	90,424		667,640	-	807,000	139,360
Cooley Godward Kronish	8/30/09 to 10/3/09	8/20/2009, 9/9/2009	47,057	45,052	2,005	359,659	12,535	901,000	528,806
Loughlin Meghji & Company	8/30/09 to 10/3/09	7/1/2009, 7/27/2009, 8/13/2009, 9/10/2009	112,866	112,562	304	277,767	669	611,000	332,564
Benesch	8/30/09 to 10/3/09	8/24/2009, 8/24/2009, 9/3/2009, 9/11/2009	44,755	43,741	1,014	84,105	1,014	100,000	14,881
GE Capital Third Party Legal [1]	8/30/09 to 10/3/09					470,689	5,505	500,000	23,806
Financial Dynamics	8/30/09 to 10/3/09					29,377	-	25,000	(4,377)
Other	8/30/09 to 10/3/09	8/4/2009, 8/28/2009	16,530	16,332	198	56,933	198	763,000	705,869

TOTAL PAYMENTS TO PROFESSIONALS			$ 912,273	$ 965,016	$ 37,681	$ 7,263,625	$ 259,531	$ 11,472,000	$ 3,948,844

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue	-	1,791
Net Credit Revenue	21	1,758
Total Revenues	21	96,650
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	21	22,714
OPERATING EXPENSES
Advertising [1]	(45)	2,108
Bad Debts	-	67
Contributions	-	9
Employee Benefits Programs [1]	(26)	2,105
Insider Compensation	46	916
Insurance	155	1,278
Repairs and Maintenance	23	1,112
Rent and Lease Expense	89	4,092
Salaries/Commissions/Fees	143	21,404
Supplies	2	1,919
Taxes	136	3,100
Travel and Entertainment	-	132
Utilities	44	1,577
Other (attach schedule)	28	91,271
Total Operating Expenses Before Depreciation	595	131,090
Depreciation/Depletion/Amortization	38	5,205
Net Profit (Loss) Before Other Income & Expenses	(612)	(113,581)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(20)	(2,389)
Interest Expense	11	1,613
Net Profit (Loss) Before Reorganization Items	(603)	(112,805)
REORGANIZATION ITEMS
Professional Fees	-	11,564
U. S. Trustee Quarterly Fees	-	80
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	-	14,453
Income Taxes	-	76
Net Profit (Loss)	$ (603)	$ (127,334)

[1] Includes the release of accruals.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	24	5,501
Unclassified	(3)	(1,110)
Communications	10	630
Postage	(10)	225
Professional Fees	8	(41)
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Gain on Assets	(1)	87,121
Store Closure Costs	-	44

Total Other Operational Expenses	28	91,271
Other Income
Rental income	(3)	(79)
Miscellaneous income	(17)	(2,310)

Total Other Income	(20)	(2,389)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 11,938	$ 7,408
Restricted Cash and Cash Equivalents [1]	1,882	-
Accounts Receivable (Net) [2]	6,374	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,095	3,849
Professional Retainers	320	493
Other Current Assets (attach schedule)	6,556	8,216
TOTAL CURRENT ASSETS	$ 28,165	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	16,006	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	6	89,942
Leasehold Improvements	4,236	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(7,298)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 12,950	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	5,131	5,166
TOTAL OTHER ASSETS	$ 5,131	$ 5,166

TOTAL ASSETS	$ 46,246	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	45
Taxes Payable (refer to FORM MOR-4)	849
Wages Payable	95
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	3,969
Amounts Due to Insiders	9
Other Postpetition Liabilities (attach schedule)	20,894
TOTAL POSTPETITION LIABILITIES	$ 27,150	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	37	37
Unsecured Debt	54,678	54,533
Other Pre-petition Liabilities (attach schedule)	2,079	64,099
TOTAL PRE-PETITION LIABILITIES	$ 57,784	$ 194,738

TOTAL LIABILITIES	$ 84,934	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(127,332)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(38,688)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 46,246	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance and professional fees.

[2] Accounts Receivable (Net) includes $3,800 which is off-set by a liability to a merchandise factor classified in Unsecured Debt.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	206	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	-	122
Prepaid rent	-	-
Prepaid expenses	-	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,095	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	405	373
Salary support receivable	-	184
Other	33	3

Total Other Current Assets	6,556	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,773	1,810
Credit card and other deposits	3,378	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	5,131	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,716
Gift and merchandise cards	3,595
Vacation payable	69
Payroll deductions payable	33
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	331	-	[1]
Deferred revenue	3,512	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,512
Capital leases	-
Total Other Postpetition Liabilities	20,894

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,616	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	257	520
Pension liability	97	97
Other accruals prepetition	109	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,079	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	34,369	35,399	(49,058)	20,710
FICA	18,648	18,436	(25,306)	11,778
Unemployment	3,574	1	-	3,575
Total Federal Taxes	$ 56,591	$ 53,836	$ (74,364)	$ 36,062
State and Local
Withholding	12,078	12,787	(17,049)	7,816
Sales & Excise [1]	13,681	-	(13,681)	-
Unemployment	13,549	3	-	13,552
Real Property	509,965	52,771	-	562,736
Personal Property [2]	200,619	73,947	(45,332)	229,234
Workers Compensation	2	-	-	2
Other: Local	34	-	-	34
Total State and Local	749,928	139,508	(76,062)	813,375
Total Taxes	$ 806,519	$ 193,344	$ (150,426)	$ 849,437

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 30, 2009 - October 3, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	X
this reporting period? If yes, provide an explanation below.[1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

[1]   Proceeds from deminimis asset sales were received during this period.